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BRT REALTY TRUST

PROXY FOR AN ANNUAL MEETING OF SHAREHOLDERS

March 14, 2017

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES

The undersigned hereby appoints Mark H. Lundy and Asher Gaffney, and each of them as Proxies, each with the power to act without the other and with the power appoint his substitute, and hereby authorizes them to represent and to vote, as designated on the reverse side hereof, all the shares of Beneficial Interest, $3.00 par value per share of BRT Realty Trust held of record by the undersigned on January 17, 2017 at the Annual Meeting of Shareholders to be held on March 14, 2017 at 9:00 AM New York City time or any adjournments or postponements thereof.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and of the accompanying proxy statement/prospectus, the terms of each of which are incorporated by reference, and revokes any proxy heretofore given with respect to the Annual Meeting.

The votes entitled to be cast by the undersigned will be cast in the manner directed on the reverse side. If this Proxy is executed but no instruction is given, the votes entitled to be cast by the undersigned will be cast "FOR" Proposal 1, "FOR" Proposal 2.A, "FOR" Proposal 2.B, "FOR" Proposal 2.C, "FOR" Proposal 2.D, "FOR" Proposal 2.E, "FOR" Proposal 2.F, "FOR" each Trustee nominee named in Proposal 3, "FOR" Proposal 4, "3 YEARS" with respect to Proposal 5 and "FOR" Proposal 6. The votes entitled to be cast by the undersigned will be cast in the discretion of the Proxy holder upon any other business as may property come before the meeting or any postponement or adjournment thereof.

(Continued and to be signed on the reverse side)

ANNUAL MEETING OF SHAREHOLDERS OF

BRT REALTY TRUST

March 14, 2017

PROXY VOTING INSTRUCTIONS

INTERNET - Access "**www.voteproxy.com**" and follow the on-screen instructions or scan the QR code with your smartphone. Have your proxy card available when you access the web page.

TELEPHONE - Call toll-free **1-800-PROXIES** (1-800-776-9437) in the United States or **1-718-921-8500** from foreign countries from any touch-tone telephone and follow the instructions. Have your proxy card available when you call.

Vote online/phone until 11:59 PM New York City time the day before the meeting.

MAIL - Sign, date and mail your proxy card in the envelope provided as soon as possible.

IN PERSON - You may vote your shares in person by attending the Annual Meeting.

GO GREEN - e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

COMPANY NUMBER	
ACCOUNT NUMBER	

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
Notice of Meeting, Proxy Statement and Proxy Card
are available at www.brtrealty.com/annualmeetingmaterials.pdf

The Board of Trustees recommends a vote "FOR" all nominees named in Proposal 3, "FOR" proposals 1, 2A-F, 4, & 6, and "FOR" 3 years in proposal 5
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. A proposal to approve and adopt an amendment (the "Amendment") to BRT' Realty Trust's Third Amended and Restated Declaration of Trust (the "Trust Declaration"), which Amendment clarifies that BRT Realty Trust may convert its form and jurisdiction of organization, provided that such conversion is approved by the affirmative vote of not less than a majority of BRT Realty Trust''s shares of beneficial interest then outstanding and entitled to vote. The Amendment is included in the accompanying proxy statement/prospectus as Annex A.	☐	☐	☐
2. Proposals to approve, in each case, as more fully described in the accompanying proxy statement/prospectus:			
A. The conversion of BRT Realty Trust ("Old BRT") from a business trust organized under the laws of the Commonwealth of Massachusetts to a corporation named BRT Apartments Corp. ("New BRT") incorporated under the laws of the state of Maryland (the "Conversion"), in accordance with and pursuant to the terms of the Plan of Conversion dated December 8, 2016 (the "Conversion Plan"). The Conversion Plan is included in the accompanying proxy statement/prospectus as Annex B.	☐	☐	☐
B. Provisions of the articles of incorporation of New BRT to be in effect immediately following the Conversion (the "New BRT Charter") restricting the ownership and transfer of New BRT's capital stock, intended, among other purposes, to assist New BRT to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, including provisions prohibiting persons or entities, with specified exceptions, from owning more than 6.0% in value or number of shares (whichever is more restrictive) of the outstanding shares of New BRT's common stock or more than 6.0% in value of the aggregate outstanding shares of all classes and series of New BRT's stock.	☐	☐	☐
C. A provision of the New BRT Charter providing that directors may be removed only for cause and only by the vote of at least two-thirds of all votes entitled to be cast generally in the election of directors.	☐	☐	☐
D. A provision of the bylaws of New BRT to be in effect immediately following the Conversion (the "New BRT Bylaws") providing for the election of New BRT directors in uncontested elections by a majority of the votes cast.	☐	☐	☐
E. A provision of the New BRT Bylaws providing that action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if unanimous consent to such action is given by all shareholders entitled to vote on such matter.	☐	☐	☐
F. A provision of the New BRT Bylaws providing that the threshold required for New BRT shareholders to call a special meeting of shareholders is a majority of all votes entitled to be cast at such meeting.	☐	☐	☐
3. The election of three Class III Trustees, each to serve until the 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualifies:			
Fredric H. Gould	☐	☐	☐
Gary Hurand	☐	☐	☐
Elie Weiss	☐	☐	☐
4. A proposal to approve, by non-binding vote, executive compensation of Old BRT for the fiscal year ending September 30, 2016.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
5. A proposal to approve, by non-binding vote, the frequency of future non-binding votes on executive compensation;	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
6. A proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017; and	☐	☐	☐

7. Any other business as may properly come before the meeting or any postponement or adjournment thereof.

Proposals 1, 2.A and 2.B must be approved for the Conversion and for any of the sub-proposals under Proposal 2 to be implemented. If any one or more of Proposals 2.C, 2.D, 2.E or 2.F are not approved, but Proposals 1, 2.A and 2.B are approved, the Conversion will be approved and may be implemented, but the New BRT Charter and/or New BRT Bylaws will have alternative provisions, as described in the accompanying proxy statement/prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

ANNUAL MEETING OF SHAREHOLDERS OF

BRT REALTY TRUST

March 14, 2017

GO GREEN

e-Consent makes it easy to go paperless. With e-Consent, you can quickly access your proxy material, statements and other eligible documents online, while reducing costs, clutter and paper waste. Enroll today via www.amstock.com to enjoy online access.

NOTICE OF INTERNET AVAILABILITY OF PROXY MATERIAL:
Notice of Meeting, Proxy Statement and Proxy Card
are available at www.brtrealty.com/annualmeetingmaterials.pdf

Please sign, date and mail your proxy card in the envelope provided as soon as possible.

The Board of Trustees recommends a vote "FOR" all nominees named in Proposal 3, "FOR" proposals 1, 2A-F, 4, & 6, and "FOR" 3 years in proposal 5
PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE ☒

	FOR	AGAINST	ABSTAIN
1. A proposal to approve and adopt an amendment (the "Amendment") to BRT' Realty Trust's Third Amended and Restated Declaration of Trust (the "Trust Declaration"), which Amendment clarifies that BRT Realty Trust may convert its form and jurisdiction of organization, provided that such conversion is approved by the affirmative vote of not less than a majority of BRT Realty Trust''s shares of beneficial interest then outstanding and entitled to vote. The Amendment is included in the accompanying proxy statement/prospectus as Annex A.	☐	☐	☐
2. Proposals to approve, in each case, as more fully described in the accompanying proxy statement/prospectus:			
A. The conversion of BRT Realty Trust ("Old BRT") from a business trust organized under the laws of the Commonwealth of Massachusetts to a corporation named BRT Apartments Corp. ("New BRT") incorporated under the laws of the state of Maryland (the "Conversion"), in accordance with and pursuant to the terms of the Plan of Conversion dated December 8, 2016 (the "Conversion Plan"). The Conversion Plan is included in the accompanying proxy statement/prospectus as Annex B.	☐	☐	☐
B. Provisions of the articles of incorporation of New BRT to be in effect immediately following the Conversion (the "New BRT Charter") restricting the ownership and transfer of New BRT's capital stock, intended, among other purposes, to assist New BRT to qualify as a real estate investment trust under the Internal Revenue Code of 1986, as amended, including provisions prohibiting persons or entities, with specified exceptions, from owning more than 6.0% in value or number of shares (whichever is more restrictive) of the outstanding shares of New BRT's common stock or more than 6.0% in value of the aggregate outstanding shares of all classes and series of New BRT's stock.	☐	☐	☐
C. A provision of the New BRT Charter providing that directors may be removed only for cause and only by the vote of at least two-thirds of all votes entitled to be cast generally in the election of directors.	☐	☐	☐
D. A provision of the bylaws of New BRT to be in effect immediately following the Conversion (the "New BRT Bylaws") providing for the election of New BRT directors in uncontested elections by a majority of the votes cast.	☐	☐	☐
E. A provision of the New BRT Bylaws providing that action required or permitted to be taken at a shareholders' meeting may be taken without a meeting if unanimous consent to such action is given by all shareholders entitled to vote on such matter.	☐	☐	☐
F. A provision of the New BRT Bylaws providing that the threshold required for New BRT shareholders to call a special meeting of shareholders is a majority of all votes entitled to be cast at such meeting.	☐	☐	☐
3. The election of three Class III Trustees, each to serve until the 2020 Annual Meeting of Shareholders and until his successor is duly elected and qualifies:			
Fredric H. Gould	☐	☐	☐
Gary Hurand	☐	☐	☐
Elie Weiss	☐	☐	☐
4. A proposal to approve, by non-binding vote, executive compensation of Old BRT for the fiscal year ending September 30, 2016.	☐	☐	☐

	ONE YEAR	TWO YEARS	THREE YEARS	ABSTAIN
5. A proposal to approve, by non-binding vote, the frequency of future non-binding votes on executive compensation;	☐	☐	☐	☐

	FOR	AGAINST	ABSTAIN
6. A proposal to ratify the appointment of BDO USA, LLP as our independent registered public accounting firm for the fiscal year ending September 30, 2017; and	☐	☐	☐

7. Any other business as may properly come before the meeting or any postponement or adjournment thereof.

Proposals 1, 2.A and 2.B must be approved for the Conversion and for any of the sub-proposals under Proposal 2 to be implemented. If any one or more of Proposals 2.C, 2.D, 2.E or 2.F are not approved, but Proposals 1, 2.A and 2.B are approved, the Conversion will be approved and may be implemented, but the New BRT Charter and/or New BRT Bylaws will have alternative provisions, as described in the accompanying proxy statement/prospectus.

To change the address on your account, please check the box at right and indicate your new address in the address space above. Please note that changes to the registered name(s) on the account may not be submitted via this method. ☐

Signature of Shareholder ______ Date: ______ Signature of Shareholder ______ Date: ______

Note: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.